LOSS PER SHARE	6 Months Ended
Jun. 30, 2026
Earnings Per Share [Abstract]
LOSS PER SHARE

NOTE 9:  LOSS PER SHARE

Basic loss per share is computed on the basis of the net loss for the period divided by the weighted average number of ordinary shares and unconditional prefunded warrants during the period.

Diluted loss per share is based upon the weighted average number of ordinary shares and potential ordinary shares outstanding when dilutive. Potential ordinary shares include stock options, contingent pre-funded warrants and warrants, which are included under the treasury stock method when dilutive.

For the periods ended June 30, 2026, and 2025, all stock options, contingent pre-funded warrants and warrants have been excluded from the calculation of the diluted net loss per share as all such securities are anti-dilutive for all periods presented.